UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: February 3, 2005
              (Date of earliest event reported: February, 3, 2005)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

          Delaware                     0-22290                 84-1271317
(State or other jurisdiction         (Commissio            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


          1263 Lake Plaza Drive Suite A, Colorado Springs, CO     80906
          (Address of principal executive offices)                (Zip Code)

          Registrant's telephone number, including area code: 719-527-8300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On February 3, 2005, Century Casinos, Inc. ("CCI"), amended the Employment Agreements that were entered into and signed on February 18, 2003 by and between CCI and Dr. Erwin Haitzmann, Chairman of the Board and Chief Executive Officer and Mag. Peter Hoetzinger, Vice Chairman and President. Effective January 1, 2005, the Employment Agreements were assigned to a wholly owned foreign subsidiary of CCI and amended to include changes to the employees' salary and termination clauses. The amendments have been approved by CCI's Compensation Committee.

Item 9.01 Financial Statements and Exhibits.
-------------------------------------------
  (c) Exhibits

     10.143 Amendment to Employment Agreement, Dr. Erwin Haitzmann, Dated February 3, 2005

     10.144 Amendment to Employment Agreement, Mag. Peter Hoetzinger, Dated February 3, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Century Casinos, Inc.
                                   (Registrant)

Date:  February 3, 2005            by:  /s/ Larry Hannappel
                                   Larry Hannappel, Chief Accounting Officer